Exhibit 99.2

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▪ — — — ▪ — — — 7

3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 2026 2027 2028 2029 2030 2031 and Beyond 15

0.99% 1.03% 19

✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 25

© 2024 Valley Bank. All rights reserved. Please see www.valleybank.com for further details. ▪ ▪ ▪ ▪

Exhibit 99.2

2Q24 Earnings Presentation

July 25, 2024

Valley

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as "intend," "should," "expect," "believe," "view," "opportunity," "allow," "continues," "reflects," "typically," "usually," "anticipate," "may," "estimate," "outlook," "project" or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of monetary and fiscal policies of the U.S. federal government and its agencies, including in connection with prolonged inflationary pressures, as well as the impact of the 2024 U.S presidential election, which could have a material adverse effect on our clients, as well as our business, our employees, and our ability to provide services to our customers; the impact of unfavorable macroeconomic conditions or downturns, including an actual or threatened U.S. government shutdown, debt default or rating downgrade, instability or volatility in financial markets, unanticipated loan delinquencies, loss of collateral, decreased service revenues, increased business disruptions or failures, reductions in employment, and other potential negative effects on our business, employees or clients caused by factors outside of our control, such as geopolitical instabilities or events (including the Israel-Hamas war); natural and other disasters (including severe weather events); health emergencies; acts of terrorism; or other external events; the impact of potential instability within the U.S. financial sector in the aftermath of the banking failures in 2023 and continued volatility thereafter, including the possibility of a run on deposits by a coordinated deposit base, and the impact of the actual or perceived soundness, or concerns about the creditworthiness of other financial institutions, including any resulting disruption within the financial markets, increased expenses, including Federal Deposit Insurance Corporation insurance assessments, or adverse impact on our stock price, deposits or our ability to borrow or raise capital; the impact of negative public opinion regarding Valley or banks in general that damages our reputation and adversely impacts business and revenues; changes in the statutes, regulations, policy, or enforcement priorities of the federal bank regulatory agencies; the loss of or decrease in lower-cost funding sources within our deposit base; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent, trademark or other intellectual property infringement, misappropriation or other violation, employment related claims, and other matters; a prolonged downturn and contraction in the economy, as well as an unexpected decline in commercial real estate values collateralizing a significant portion of our loan portfolio; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations, and case law; the inability to grow customer deposits to keep pace with loan growth; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; changes in our business, strategy, market conditions or other factors that may negatively impact the estimated fair value of our goodwill and other intangible assets and result in future impairment charges; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; cyberattacks, ransomware attacks, computer viruses, malware or other cybersecurity incidents that may breach the security of our websites or other systems or networks to obtain unauthorized access to personal, confidential, proprietary or sensitive information, destroy data, disable or degrade service, or sabotage our systems or networks; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank, the Consumer Financial Protection Bureau (CFPB) and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; application of the OCC heightened regulatory standards for certain large insured national banks, and the expenses we will incur to develop policies, programs, and systems that comply with the enhanced standards applicable to us; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements, or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other public health crises, acts of terrorism or other external events; our ability to successfully execute our business plan and strategic initiatives; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including Item 1A. "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2023. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

2Q 2024 Financial Highlights

	GAAP Reported			Non-GAAP Adjusted [1]		
	2Q24	1Q24	2Q23	2Q24	1Q24	2Q23
Net Income ($mm)	**$70.4**	$96.3	$139.1	**$71.6**	$99.4	$147.1
Return on Average Assets *Annualized*	**0.46%**	0.63%	0.90%	**0.47%**	0.65%	0.95%
Efficiency Ratio (Non-GAAP)	--	--	--	**59.6%**	59.1%	55.6%
Diluted Earnings Per Share	**$0.13**	$0.18	$0.27	**$0.13**	$0.19	$0.28
Pre-Provision Net Revenue [2] ($mm)	**$175.4**	$174.7	$196.9	**$182.9**	$184.6	$213.1
PPNR / Average Assets [2] *Annualized*	**1.14%**	1.14%	1.27%	**1.19%**	1.21%	1.38%

- Net interest income increased over 2% during the quarter due to a combination of interest income expansion and interest expense reduction.
- Elevated provision bolstered our reserve coverage and weighed on earnings per share by $0.06 relatively to 1Q24. Provision expected to have peaked in 2Q24.
- Adjusted non-interest income declined due to tax credit advisory normalization and a negative valuation of certain Fintech investments.
- Adjusted non-interest expense increased slightly on higher legal fees and the impact of a capital-enhancing risk transfer transaction.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. [2] Pre-provision net revenue ("PPNR") equals net interest income plus total non-interest income less total non-interest expense.

Near-Term Expectation (12/31/24)
Intermediate-Term Expectation (12/31/25)

Meaningful Progress Towards Balance Sheet Goals

CRE / TRBC [1]



474%
464%
441%
~440%
<400%
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24

ACL / Loans



~1.10%
1.00%+
0.93%
0.98%
1.06%
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24

Loans / Deposits



102.0%
101.7%
100.4%
~100%
<100%
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24

CET 1 / RWA



10%+
~9.8%
9.29%
9.34%
9.55%
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24

[1] Commercial Real Estate as defined by joint regulatory guidance to include call codes 1.a (Construction), 1.d (Multifamily), 1.e.2. (Other Non-farm Non-residential, excluding Owner-Occupied) and CRE loans not secured by real estate

Quarterly Balance Sheet Highlights

- **Enhanced Regulatory Capital Ratios**
  - Modest traditional risk-weighted asset growth as commercial real estate originations remain well-controlled.
  - Meaningful expansion in regulatory capital ratios reflects the execution of a risk transfer trade on $1.5 billion of our prime indirect auto loans.
  - Total risk-based capital further benefited from the growth in our loan loss reserve.

- **Reduced Commercial Real Estate Concentration**
  - In aggregate, investor CRE, multifamily, and construction declined modestly from March 31, 2024.
  - Following a re-assessment of borrower financial information, and other qualifying criteria outlined in applicable regulatory guidance, we re-classified approximately $1 billion of skilled nursing facility loans to owner-occupied from non-owner occupied at June 30, 2024.

- **Increased Allowance Coverage Ratios**
  - Past due and non-accrual loan trends were generally stable as compared to March 31, 2024.
  - ACL / loans increased to 1.06% from 0.98% at March 31, 2024.
  - Elevated provision and allowance coverage are generally the result of our rigorous stress testing efforts and C&I growth during the quarter.

Outlook & Expectations for the Remainder of 2024

Metric	Expectations for 3Q24 and 4Q24
Gross Loans	Low Single Digits Annualized Growth
Net Interest Income	1.5% - 3.0% Quarterly Growth
Non-Interest Income	$55 - $60mm Quarterly
Non-Interest Expense	~1% Quarterly Growth
Tax Rate	25% - 26%
Net Charge-Offs / Avg. Loans	Generally Consistent with 2Q24
Provision	Roughly $55 - $65mm Quarterly
ACL / Loans	~1.10% at 12/31/24

The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

Net Interest Income Commentary

- **Management Base Case Assumptions**
  - Forward rate projections as of June 30th include 2 Fed Fund cuts occurring in September and December
  - 50% downside beta on interest-bearing non-maturity deposits, 35% downside beta when assuming relatively stable non-interest deposit mix
  - 42% floating-rate loans tied to Fed Funds, Prime and SOFR; 41% fixed-rate loans; 17% adjustable-rate loans tied to more stable longer-dated indices

- **Interest Rate Sensitivity Considerations**
  - Static rates (i.e., no rate cuts) would not materially impact our net interest income forecast
  - Limited exposure to short-term rate moves as our loans tied to Fed Funds, Prime and SOFR generally balance our beta-adjusted short-term funding exposure
  - Remain more sensitive to longer-end rates which impact the repricing of our fixed and adjustable loan buckets (comprising ~60% of total loans)

The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

Driving Long-Term Value Despite Near-Term Headwinds

Shareholder Value Creation vs. Peers



Cumulative Dividends Post-2017
Reported TBV Growth Post-2017 [1]
70%
34%
36%
Peer Median
93%
46%
47%
VLY

Deposit Accounts (000s)



+106%
+23%
65
134
440
537
12/31/17
6/30/24
12/31/17
6/30/24
Commercial
Consumer

Commercial Loan Diversity by Geography



FL & Other
NY & NJ
79%
21%
12/31/17
50%
50%
6/30/24

Enhanced Funding Diversity



Northeast Branches
Southeast Branches, Specialty & Other
78%
22%
12/31/17
43%
57%
6/30/24

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. VLY Reported TBV growth measured from 12/31/17 to 3/31/24. Peer Median Reported TBV Growth measured from 12/31/17 to 3/31/24. Cumulative dividends reflect dividends declared between 12/31/17 and 3/31/24 for VLY and peers. Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 3/31/2024. Source: S&P Capital IQ Pro and company data

Controlling Deposit Costs

Deposits by Product ($bn)



$49.1
$50.1
26%
12.7
14.3
29%
23%
11.3
11.1
22%
51%
25.1
24.7
49%
3/31/2024
6/30/2024
Time
Non-Interest
Savings, NOW and money market

Avg. Fed Funds vs. Deposit Costs (%)



0.25%
3.82%
4.69%
5.16%
5.43%
5.50%
5.50%
5.50%
0.15%
1.36%
1.96%
2.45%
2.94%
3.13%
3.16%
3.18%
4Q21
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Total Deposits
Average Fed Funds (Upper)

Deposits by Customer Type ($bn)



$49.1
$50.1
15%
7.6
9.3
19%
85%
41.5
40.8
81%
3/31/2024
6/30/2024
Direct
Indirect

Cumulative Beta (Current Cycle) [1]

	Avg. Fed Funds (Upper)	Total Cost of Deposits	Cumulative Beta
4Q21	0.25%	0.15%	--
4Q22	3.82%	1.36%	34%
4Q23	5.50%	3.13%	57%
1Q24	5.50%	3.16%	57%
2Q24	5.50%	3.18%	58%

[1] Cumulative Beta is measured as the change in Valley's quarterly average deposit costs since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period.

Diversified Deposit Base

Total Deposit Breakdown ($bn)



Specialized Deposits
$9.9
20%
$50.1bn
Traditional Branch Deposits
$30.9
62%
Fully FDIC-Insured Indirect Customer
$9.3
18%

Specialized Deposits by Business Line ($bn)



Nat'l Deposits, Cannabis & Online
$3.6
International Corporate
$0.8
Technology
$1.3
$9.9bn
Private Banking & Wealth
$1.6
Other Commercial
$2.7

Traditional Branch Deposits [3] ($bn)



New Jersey
$16.9
129 branches
$30.9bn
New York
$4.6
41 branches
Alabama
$1.4
16 branches
Florida
$8.0
43 branches

Uninsured Deposit & Liquidity ($bn)

Cash & Available Liquidity Stands at 2.2x Adjusted Uninsured Deposits [1]



$23.6
22%
$22.6
$11.0
$1.0
Adjusted Uninsured Deposits
Cash & Available Liquidity
Adjusted Uninsured Deposits 1
High Quality Available Liquidity 2
Cash on Balance Sheet

[1] Adjusted for collateralized government deposits in excess of FDIC $250k limit and intercompany deposits eliminated in consolidation. [2] "High Quality Available Liquidity" includes the following off balance sheet sources of potential liquidity: FHLB, unencumbered investment securities, FRBNY Discount Window Availability, and Uncommitted Fed Funds Lines. [3] Traditional Branch Deposits Include Commercial (inclusive of $1.1bn of HOA deposits), Consumer and Government. All data as of 6/30/24

Continued Emphasis on C&I and Owner-Occ. CRE

Gross Loans ($bn) [1]



49.9
(1.1)
1.2
0.4
(0.0)
50.3
3/31/24
Other CRE & Const.
Owner-Occ. CRE
C&I
Resi & Consumer
6/30/24

6/30/2024 Loan Composition [2]



Non Owner-Occupied CRE 27%
Owner-Occupied CRE 11%
Multifamily 18%
CRE 45%
C&I 30%
Other 25%
C&I 19%
Construction 7%
Residential R.E. 11%
Consumer 7%

New Loan Originations ($bn)



7.35%
7.91%
7.83%
7.70%
7.62%
5.78%
6.03%
6.10%
6.14%
6.17%
$2.5
$1.8
$2.2
$2.0
$2.8
2Q23
3Q23
4Q23
1Q24
2Q24
Origination Volume (Gross)
New Origination Rate
Avg. Portfolio Yield

Cumulative Loan Beta (Current Cycle) [3]

	Avg. Fed Funds (Upper)	Avg. Loan Yield	Cumulative Beta
4Q21	0.25%	3.83%	--
4Q22	3.82%	5.20%	38%
4Q23	5.50%	6.10%	43%
1Q24	5.50%	6.14%	44%
2Q24	5.50%	6.17%	45%

[1] Includes approximately $1 billion of skilled nursing facility loans previously classified as non-owner occupied at March 31, 2024. At June 30, 2024, the loan classifications were reassessed based on current borrower financial information and the other qualifying criteria outlined in the applicable bank regulatory reporting guidance. [2] CRE includes multifamily and non-owner occupied CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer. [3] Cumulative Beta is measured as the change in Valley's quarterly average loan yield since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period.

CRE Detail as of 6/30/24

Portfolio by Property Type



Retail
17%
Mixed Use
10%
Co-Ops
6%
Office
10%
Healthcare
Office
2%
$28.2bn
Apartment &
Residential
24%
Industrial
11%
Healthcare
9%
Specialty & Other
11%

$5.5bn of CRE Portfolio (19%) is Owner-Occupied.

Property Type	$bn	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Apartment & Resi	$6.7	62%	1.39x
Retail	$4.7	62%	1.88x
Office	$3.3	55%	1.63x
Industrial	$3.1	59%	2.14x
Specialty & Other	$3.0	55%	1.87x
Mixed Use	$2.9	59%	1.41x
Healthcare	$2.6	66%	1.42x
Co-Ops	$1.9	12%	1.40x
Total	$28.2	57%	1.64x

Portfolio by Geography



Florida
27%
New York (ex. NYC)
7%
New Jersey
21%
Manhattan
(Other)
4%
$28.2bn
Manhattan
(Multifamily)
6%
Other NYC
Boroughs
15%
Other
20%

Geography	$bn	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Florida / Alabama	$7.9	59%	1.86x
New Jersey	$6.0	61%	1.62x
Other NYC Boroughs	$4.2	54%	1.36x
Manhattan	$2.8	38% (59% ex Co-Ops)	1.42x
New York (ex. NYC)	$2.1	53%	1.74x
Other	$5.2	63%	1.62x
Total	$28.2	57%	1.64x

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually. Sums may be inconsistent due to rounding.

Multifamily Portfolio Detail

Multifamily Portfolio by Sub-Asset Class ($bn)


Co-Op
$1.9
$8.6bn
Non Co-Op
$6.7

Geography	Outstanding ($bn)	Avg. Size ($mm)	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Other	$1.8	$10mm	64%	1.32x
New York (ex. Manhattan)	$1.8	$7mm	65%	1.30x
New Jersey	$1.4	$4mm	60%	1.54x
Florida & Alabama	$1.2	$4mm	58%	1.47x
Manhattan	$0.5	$7mm	59%	1.39x
Total	**$6.7bn**	**$5mm**	**62%**	**1.39x**

Non Co-Op Multifamily by Geography ($bn)


Florida & Alabama 18%
New Jersey 21%
Manhattan 7%
$6.7bn
New York (ex. Manhattan) 27%
Other 27%

New York City by % Rent Regulated Units


0% of units 44%
100% of units 16%
$2.5bn
1% - 20% of units 4%
51% - 99% of units 8%
21% - 50% of units 28%

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually.
Note: Co-Op LTV is approximately 12%. Sums may be inconsistent due to rounding.

Granular & Diverse Office Portfolio

Office Portfolio by Tenancy


Multi Tenant w/ Anchor
$0.3
9%
Multi Tenant
$1.8
55%
Healthcare Office
$0.4
12%
Single Tenant
$0.8
24%
$3.3bn

~20% of Office Portfolio is Owner-Occupied.

Office Portfolio by Geography ($bn)


Manhattan
$0.3
9%
Florida & Alabama
$1.1
34%
New York
(ex. Manhattan)
$0.5
15%
$3.3bn
Other
$0.4
12%
New Jersey
$1.0
30%

Geography	Outstanding ($bn)	Avg. Size ($mm)	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Florida & Alabama	$1.1	$2mm	57%	2.00x
New Jersey	$1.0	$3mm	59%	1.52x
New York (ex. Manhattan)	$0.6	$4mm	51%	1.46x
Manhattan	$0.3	$7mm	44%	1.25x
Other	$0.3	$7mm	58%	1.37x
Total	$3.3bn	$3mm	55%	1.63x

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually.
Note: Co-Op LTV is approximately 12%. Sums may be inconsistent due to rounding.

Commercial Real Estate by Contractual Maturity ($mm)

Outcome for Maturing CRE Loans in 2Q24	$mm
Retained	$1,101mm
Paid Off & Left	$259mm
Modified & Other [1]	$2mm
Total	**$1,362mm**



1,480
877
877
781
670
339
2,591
2,754
2,918
2,887
1,947
10,064

Wtd. Avg.	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	2026	2027	2028	2029	2030	2031 +
LTV [2]	61%	61%	60%	60%	62%	54%	57%	58%	59%	60%	51%	55%
DSCR [3]	1.51x	1.40x	1.27x	1.50x	1.49x	1.68x	1.58x	1.69x	1.52x	1.53x	1.78x	1.73x
Borrower Contractual Rate	7.63%	6.54%	6.77%	6.71%	7.10%	5.99%	5.69%	5.66%	6.07%	5.47%	5.63%	5.33%

[1] $2mm of loans transitioned to non-accrual; [2] LTV based on most recent appraisal, seasoned on average 2.5 years; [3] DSCR calculated based on most recent financial information, typically received at least annually. Current period includes short-term roll-overs from prior periods. Sums may be inconsistent due to rounding.

Net Interest Income and Margin

Net Interest Income ($mm) and Margin



2.94%
2.91%
2.82%
2.79%
2.84%
$421
$414
$399
$395
$403
2Q23
3Q23
4Q23
1Q24
2Q24
Net Interest Income ($mm)
NIM

Net Interest Income Commentary

- Net interest income has troughed and expanded 2% sequentially as interest income grew and interest expense declined.
- Proactive efforts to optimize deposit costs have stabilized cycle-to-date beta for the last three quarters.
- Will work to continue to optimize the roll-over of maturing liabilities and reduce deposit costs where possible.



Maturing CDs and FHLB
5.01%
4.86%
4.67%
4.39%
4.62%
$5.8
$2.6
$2.4
$1.0
$5.1
3Q24
4Q24
1Q25
2Q25
2Q25 and Beyond
Balance ($bn)
Rate (%)

All metrics are presented on a fully tax equivalent basis.

Non-Interest Income

Non-Interest Income ($mm) [1]



57.8
(3.2)
(4.8)
1.4
51.2
1Q24
Equity Investment Valuation
Tax Credit Advisory
Other Traditional Fees
2Q24

2Q24 Adjusted Non-Interest Income ($mm) [1]



Loan Servicing $2.7 5%
Other $11.6 23%
Gain-on-Sale of Loans, net $0.9 2%
Service Charges $11.2 22%
$51.2mm
Wealth, Trust & Insurance $17.1 33%
Capital Markets $7.8 15%

Non-Interest Income Commentary

- Capital Markets ($7.8mm vs. $5.7mm in 1Q24) benefited from an increase in swap fees related to commercial loan transactions
- Wealth, Trust and Insurance with anticipated decreases in periodic revenue associated with Dudley Venture tax credit advisory subsidiary ($13.1mm vs. $17.9mm in 1Q24)
- Deposit service charges stable following rebound in 1Q23 ($11.2mm vs. $11.2mm in 1Q24)

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

Non-Interest Expense

Non-Interest Expenses ($mm) [1]



Reported
Adjusted
283.0
280.3
277.5
266.8
266.7
270.0
2Q23
1Q24
2Q24

Efficiency Ratio Trend [1]



55.6%
59.1%
59.6%
2Q23
1Q24
2Q24

Adj. Ann. Non-Interest Expenses [1] / Avg. Assets



2.11%
2.15%
1.72%
1.74%
1.76%
2Q23
1Q24
2Q24
VLY
Peer Median

- Compensation costs were well-controlled.
- $400k one-time costs associated with auto risk transfer in addition to $1.1mm for first month of coverage
- Continue to benefit from post-conversion efficiencies and elimination of dual systems.
- Continue to optimize external resource / consulting utilization.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding.
Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 3/31/2024.

Stable and Consistent Asset Quality

Non-Accrual Loans / Total Loans


0.51%
0.52%
0.58%
0.58%
0.60%
6/30/23
9/30/23
12/31/23
3/30/24
6/30/24

Accruing Past Due Loans / Total Loans


30-59 PD
60-89 PD
90+ PD
0.12%
0.16%
0.18%
0.15%
0.14%
6/30/23
9/30/23
12/31/23
3/30/24
6/30/24

Implied Loss Given Default on CRE + Construction [1]


VLY
Peer Median
VLY vs. Peers: 0.3x Cycle
VLY vs. Peers: 0.3x Recent
VLY vs. Peers: 0.2x Recession
6.8%
24.0%
5.2%
16.9%
8.6%
39.4%
2001-2024Q1
2019-2024Q1
2008-2012

Years of Total Reserve Coverage [2]


VLY
Peer Median
VLY vs. Peers: 1.8x Cycle
VLY vs. Peers: 1.2x Recent
VLY vs. Peers: 2.2x Recession
6
3
10
8
3
1
2001-2024Q1
2019-2024Q1
2008-2012

[1] Implied loss given default on CRE + Construction is gross commercial real estate and construction charge-offs in a given year divided by average non-accruing CRE and construction loans in the same given year. [2] Years of reserve coverage is reserve for loan losses divided by average NCO / average loans for period indicated multiplied by current gross loans. Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 3/31/2024. Source: S&P Capital IQ Pro; Regulatory Data

Significantly Improved Reserve Coverage

ACL / Total Loans



~1.10%
0.93%
0.98%
1.06%
12/31/23
3/30/24
6/30/24
9/30/24 est.
12/31/24 est.

ACL / Non-Accrual and Past Due Loans



~150%
145%
135%
142%
12/31/23
3/30/24
6/30/24
9/30/24 est. 1
12/31/24 est. 1

Net Loan Charge-offs ($mm)



Net Charge-offs
NCOs / Avg. Loans
0.14%
0.19%
0.29%
$17
$24
$37
~0.25% - 0.35%
0.9 %
4Q23
1Q24
2Q24
3Q24 est.
4Q24 est.

Loan Loss Provision ($mm)



~$55 - $65mm
$20.7
$45.3
$82.1
4Q23
1Q24
2Q24
3Q24 est.
4Q24 est.

[1] Based on non-accrual and past due loans as of 6/30/24

Equity & Capitalization

Book Value and Tangible Book Value per Share [1]



$12.54
$12.64
$12.79
$12.81
$12.82
$8.51
$8.63
$8.79
$8.84
$8.87
6/30/2023
9/30/2023
12/31/2023
3/31/2024
6/30/2024
TBV per share
Book Value per share

Equity Capitalization Level [1]



10.66%
10.83%
11.00%
11.03%
10.86%
7.24%
7.40%
7.58%
7.62%
7.52%
6/30/2023
9/30/2023
12/31/2023
3/31/2024
6/30/2024
Tangible Common Equity / Tangible Assets[1]
Equity / Assets

Holding Company Capital Ratios	6/30/23	3/31/24	6/30/24	Q-o-Q change	Y-o-Y change
Tier 1 Leverage	7.86%	8.20%	**8.19%**	(1) bps	33 bps
Common Equity Tier 1	9.03%	9.34%	**9.55%**	21 bps	521bps
Tier 1 Risk-Based	9.47%	9.78%	**9.99%**	21 bps	52 bps
Total Risk-Based	11.52%	11.88%	**12.18%**	30 bps	66 bps

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

APPENDIX

Glossary of Defined Terms

Term	Definition
ACL	Allowance for credit losses
Bank Leumi USA	Bank Leumi Le-Israel Corporation acquired by Valley on April 1, 2022
C&I	Commercial & industrial
CAGR	Compound annual growth rate
CECL	Current expected credit loss model
CET 1	Tier 1 common capital
CRE	Commercial real estate
DSCR	Debt service coverage ratio
F/X	Foreign exchange
FDIC	Federal Deposit Insurance Corporation
FRB	Federal Reserve Bank
GAAP	U.S. Generally Accepted Accounting Principles
HHI	Household income
HOA	Homeowners Association
LIBOR	London Interbank Offered Rate
LTV	Loan to value
MSA	Metropolitan statistical area

Term	Definition
NAICS	North American Industry Classification System per the United States Census Bureau
NDF	Non-deliverable forward
OTC	Over the counter
RWA	Risk-weighted assets
S&P	Standard & Poor's
SF	Square footage
SOFR	Secured Overnight Financing Rate
TA	Tangible assets as defined in the non-GAAP disclosure reconciliation in the appendix
TCE	Tangible common equity as defined in the non-GAAP disclosure reconciliation in the appendix
TRBC	Total risk-based capital
Valley	May refer to Valley National Bancorp individually, Valley National Bancorp and its consolidated subsidiaries, or certain of Valley National Bancorp's subsidiaries, as the context requires (interchangeable with the "Company," "we," "our" and "us").
VC	Venture capital
VLY	Refers to Valley as defined in this glossary

Consistent Relationship-Focus Supports Credit Strength

	Valley	Competitors
Firm Type:	Local / regional sponsors and developers; often owner-operators	Multi-national or nationwide developers, operators, asset managers typically publicly traded
Investor Profile:	**Active investor providing capital and industry expertise** to operate and improve property values	**Passive investors providing capital** to developer
Source of Equity Capital:	Often **multi-generational family businesses** with **significant experience in commercial real estate**	**Large asset managers invested in multiple asset classes** (pension funds, trusts, endowments, foundations, sovereign wealth funds, etc.)
Ownership Structure:	**Traditionally sole or joint ownership** where parties contribute funds, and actively manage the property	**Often syndicated** where sponsor raises capital, locates, acquires and operates a property; **investors have limited decision-making authority**
Timeframe and Size:	**Medium to long-term with smaller, more concentrated investments**	**More short-term in nature with larger single-property investments**
Performance Longevity:	**Focus on enhancing property value over investment horizon**	**Quarterly and annual performance reporting to passive clients** with emphasis on returns relative to benchmarks
Liquidity:	Small transaction sizes have less impact on market values and **improves liquidity for investors**	Large transaction sizes tend to **heavily influence property values**
Cash Stability:	**More disciplined capital focused on project selection where value can be added** with subsequent determination of capital needs	**More capital-seeking projects** including alternatives (e.g., real estate) due to low-yield environment

Underwriting:	Well-defined risk acceptance criteria with **focus on in place cash flows**	Rigid criteria by property class with **focus on future cash flow expectations**
Enhancements:	Personal guarantees, deposit reserve requirements, insurance, cross-collateralization and other factors	Less applicable

Key Pillars of Valley's Credit Risk Management

Customer Selection

Disciplined Approach to Customer Acquisition

- ✓ Deep institutional knowledge of real estate markets guides target customers
- ✓ Risk Acceptance Criteria sets expectations and filters out certain borrowers
- ✓ Rely heavily on professional networks of our bankers
- ✓ We don't conduct broad marketing campaigns

Loan Structuring

Strategic and Balanced Methodology

- ✓ Various Risk Acceptance Criteria approved by credit oversight and Board Risk Committee
- ✓ Deals based on in-place cash flow/rents vs forecasted
- ✓ Sponsors are required to contribute meaningful equity
- ✓ Risk-based rationale for permitting exceptions
- ✓ Enhancements are required to improve credit profile if necessary

Credit Monitoring

Granular and Broad View Across Portfolios

- ✓ Rigorous monitoring of performance and covenants
- ✓ Information from local team on market dynamics
- ✓ Stress test key loan segments and geographies
- ✓ Feedback between stress tests and loan portfolio thresholds
- ✓ Forward looking risk assessments with clients

Loss Mitigation

Client Selection Has a Meaningful Impact on Loss

- ✓ Client maintains deposit reserve, liquid wealth or other means to cure loss
- ✓ Borrowers may refinance via insurance companies, government agencies and other banks
- ✓ Independent loss mitigation group staffed with seasoned workout professionals
- ✓ Valuations subject to rigorous review of the Chief Appraisals Office

Historical Net Charge-Offs / Loans

Prudent risk management and rigorous underwriting standards continue to support Valley's strong and consistent credit quality metrics and limited historical losses.



VLY
Peer Median
2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 2024Q1
Total Loans
0.21 0.71 1.65 1.23 0.94 0.42 0.24 0.11 0.12 0.21 0.19 0.14 0.16 0.21 0.06 0.06 0.17 0.17
0.14 0.21 0.40 0.29 0.31 0.23 0.28 0.11 0.03 0.02 0.01 0.00 0.06 0.12 0.05 0.05 0.13 0.19
CRE Loans
0.04 0.10 0.41 0.66 0.47 0.33 0.19 0.05 0.00 0.01 0.00 0.01 0.00 0.04 0.01 0.00 0.04 0.07
0.04 0.05 0.10 0.05 0.19 0.25 0.15 0.05 0.02 (0.03) 0.00 0.00 (0.01) 0.00 (0.02) 0.02 0.05 0.00

Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 3/31/2024.
Source: S&P Capital IQ Pro; Regulatory Data

Minimal Exposure to Larger Office Properties



Probability of Default Applied to Office Exposure by Building
Valley Office Exposure by Building Size (LHS)
Probability of Default (RHS) 1
% of Valley Office Portfolio
Probability of Default
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
25%
20%
15%
10%
5%
0%
3.0%
3.0%
5.0%
6.0%
10.0%
10.0%
12.5%
17.0%
16.0%
14.0%
22.0%
Under 50 k
50k - 99k
100k - 149k
150k - 199k
200k - 249k
250k-299k
300k - 349k
350k-399k
400k - 449k
450k - 500k
Over 500k

[1] Probability of Default information based on Federal Reserve statistics published by the Kansas City Federal Reserve Bank April 2024. Data is sourced from institutions filing FR-14Qs.

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	June 30, 2024	Three Months Ended March 31, 2024	June 30, 2023
Adjusted net income available to common shareholders (Non-GAAP):			
Net income, as reported (GAAP)	$70,424	$96,280	$139,060
Add: FDIC Special assessment (a)	1,363	7,394	—
Add: Losses (gains) on available for sale and held to maturity securities transactions (b)	4	7	9
Add: Restructuring charge (c)	334	620	11,182
Less: Net gains on sale of assets (g)	—	(3,629)	—
Total non-GAAP adjustments to net income	1,701	4,392	11,191
Income tax adjustments related to non-GAAP adjustments (h)	(482)	(1,224)	(3,170)
Net income, as adjusted (Non-GAAP)	$71,643	$99,448	$147,081
Dividends on preferred stock	4,108	4,119	4,030
Net income available to common shareholders, as adjusted (Non-GAAP)	$67,535	$95,329	$143,051

(a) Included in FDIC insurance expense.
(b) Included in gains (losses) on securities transactions, net.
(c) Represents severance expense related to workforce reductions within salary and employee benefits expense.

Adjusted per common share data (Non-GAAP):			
Net income available to common shareholders, as adjusted (Non-GAAP)	$67,535	$95,329	$143,051
Average number of shares outstanding	509,141,252	508,340,719	507,690,043
Basic earnings, as adjusted (Non-GAAP)	$0.13	$0.19	$0.28
Average number of diluted shares outstanding	510,338,502	510,633,945	508,643,025
Diluted earnings, as adjusted (Non-GAAP)	$0.13	$0.19	$0.28
Adjusted annualized return on average tangible shareholders' equity (Non-GAAP):			
Net income, as adjusted (Non-GAAP)	$71,643	$99,448	$147,081
Average shareholders' equity	6,753,981	6,725,695	6,546,452
Less: Average goodwill and other intangible assets	2,016,766	2,024,999	2,051,591
Average tangible shareholders' equity	4,737,215	4,700,696	4,494,861
Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP)	6.05%	8.46%	13.09%
Adjusted annualized return on average assets (Non-GAAP):			
Net income, as adjusted (Non-GAAP)	$71,643	$99,448	$147,081
Average assets	$61,518,639	$61,257,154	$61,877,464
Annualized return on average assets, as adjusted (Non-GAAP)	0.47%	0.65%	0.95%
Adjusted annualized return on average shareholders' equity (Non-GAAP):			
Net income, as adjusted (Non-GAAP)	$71,643	$99,448	$147,081
Average shareholders' equity	6,753,981	6,725,695	6,546,452
Annualized return on average shareholders' equity, as adjusted (Non-GAAP)	4.24%	5.91%	8.99%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	June 30, 2024	March 31, 2024	June 30, 2023
	Three Months Ended		
Annualized return on average tangible shareholders' equity (Non-GAAP):			
Net income, as reported (GAAP)	$70,424	$96,280	$139,060
Average shareholders' equity	6,753,981	6,725,695	6,546,452
Less: Average goodwill and other intangible assets	2,016,766	2,024,999	2,051,591
Average tangible shareholders' equity	4,737,215	4,700,696	4,494,861
Annualized return on average tangible shareholders' equity (Non-GAAP):	5.95%	8.19%	12.37%
Efficiency ratio (Non-GAAP):			
Non-interest expense, as reported (GAAP)	$277,497	$280,310	$282,971
Less: FDIC Special assessment (pre-tax)	1,363	7,394	—
Less: Restructuring charge (pre-tax)	334	620	11,182
Less: Amortization of tax credit investments (pre-tax)	5,791	5,562	5,018
Non-interest expense, as adjusted (Non-GAAP)	$270,009	$266,734	$266,771
Net interest income, as reported (GAAP)	401,685	393,548	419,765
Non-interest income, as reported (GAAP)	51,213	61,415	60,075
Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	4	7	9
Less: Gain on sale of premium finance division (pre-tax)	—	3,629	—
Non-interest income, as adjusted (Non-GAAP)	51,217	57,793	$60,084
Gross operating income, as adjusted (Non-GAAP)	452,902	451,341	479,849
Efficiency ratio (Non-GAAP)	59.62%	59.10%	55.59%
Annualized pre-provision net revenue / average assets			
Net interest income, as reported (GAAP)	$401,685	$393,548	$419,765
Non-interest income, as reported (GAAP)	51,213	61,415	60,075
Less: Non-interest expense, as reported (GAAP)	277,497	280,310	282,971
Pre-provision net revenue (GAAP)	$175,401	$174,653	$196,869
Average assets	$61,518,639	$61,257,154	$61,877,464
Annualized pre-provision net revenue / average assets (GAAP)	1.14%	1.14%	1.27%
Annualized pre-provision net revenue / average assets, as adjusted			
Pre-provision net revenue (GAAP)	$175,401	$174,653	$196,869
Add: FDIC Special assessment (pre-tax)	1,363	7,394	—
Add: Restructuring charge (pre-tax)	334	620	11,182
Add: Amortization of tax credit investments (pre-tax)	5,791	5,562	5,018
Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	4	7	9
Less: Net gains on sale of assets	—	3,629	—
Pre-provision net revenue, as adjusted (Non-GAAP)	182,893	184,607	213,078
Average assets	$61,518,639	$61,257,154	$61,877,464
Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP)	1.19%	1.21%	1.38%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	Three Months Ended June 30, 2024	March 31, 2024	June 30, 2023
Annualized non-interest expenses / average assets, as adjusted			
Non-interest expense, as adjusted (Non-GAAP)	$270,009	$266,734	$266,771
Average assets	$61,518,639	$61,257,154	$61,877,464
Annualized non-interest expenses / average assets, as adjusted	1.76%	1.74%	1.72%

($ in thousands, except for share data)	As of June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Tangible common equity and tangible book value per common share (Non-GAAP):					
Common shares outstanding	509,205,014	508,893,059	507,709,927	507,660,742	507,619,430
Shareholders' equity (GAAP)	$6,737,737	$6,727,139	$6,701,391	$6,627,299	$6,575,184
Less: Preferred Stock	209,691	209,691	209,691	209,691	209,691
Less: Goodwill and other intangible assets	2,012,580	2,020,405	2,029,267	2,038,202	2,046,882
Tangible common shareholders' equity (Non-GAAP)	$4,515,466	$4,497,043	$4,462,433	$4,379,406	$4,318,611
Tangible book value per common share (Non-GAAP):	$8.87	$8.84	$8.79	$8.63	$8.51
Book value per common share (GAAP)	$12.82	$12.81	$12.79	$12.64	$12.54
Tangible common equity to tangible assets (Non-GAAP):					
Tangible common shareholders' equity (Non-GAAP)	$4,515,466	$4,497,043	$4,462,433	$4,379,406	$4,318,611
Total assets (GAAP)	62,058,974	61,000,188	60,934,974	61,183,352	61,703,693
Less: Goodwill and other intangible assets	2,012,580	2,020,405	2,029,267	2,038,202	2,046,882
Tangible assets (Non-GAAP)	60,046,394	58,979,783	58,905,707	59,145,150	59,656,811
Tangible common equity to tangible assets (Non-GAAP)	7.52%	7.62%	7.58%	7.40%	7.24%

For More Information

- Log onto our website: www.valley.com
- Email requests to: tlan@valley.com
- Call Travis Lan in Investor Relations, at: (973) 686-5007
- Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC